EXHIBIT 99.27

DIGITAL RISK, LLC (“DIGITAL RISK”) EXECUTIVE SUMMARY

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, VMC Asset Pooler, LLC. The review included a total of 44 newly originated residential mortgage loans, in connection with the securitization identified as Verus 2022-7 (the “Securitization”). The review began on February 22, 2022, and concluded on May 3, 2022.

The third-party due diligence services are intended to generally comply with currently known rating agency criteria for newly originated mortgage loans.

Identity of NRSRO	Title and Date of Criteria
Kroll Bond Rating Agency, LLC	KBRA - U.S. RMBS Rating methodology, February 2, 2021
Moody's Investors Service, Inc.	Moody's Investor Service, Inc - RMBS Rating Criteria - February 16th, 2022
S&P Global Ratings	Methodology and Assumptions for Rating U.S RMBS Issued 2009 and Later February 22, 2018

Scope of Review

Credit Review

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Form is Complete, Signed, Dated, on or before loan consummation date,

b.	Review Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of assets/funds to close
c.	Validation of DSCR or qualification method and LTV calculations

c.	Review Occupancy/Red Flags

a.	Occupancy is supported
b.	Occupancy Red Flags adequately addressed

d.	Verification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses
b.	AKA’s investigated and cleared
c.	Acceptable credit history and credit score requirements in conformance with applicable guidelines

e.	Verification of Borrower Asset Information

a.	Income
i.	lease agreement or market survey for rental income
b.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration

f.	Review Sales Contract

a.	Complete and executed
b.	Earnest Money Deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines

g.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DSCR and any required upfront premium is paid

h.	Review Title Commitment/Policy

a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances

i.	Review Closing Documents.

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures
b.	Correct and complete instruments
c.	Review Settlement Statement
d.	Right to Cancel (if applicable)

Compliance Review

Digital Risk performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (for applicable Owner Occupied Properties):
a.	Failure to provide the right of rescission notice;
b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c.	errors in the right of rescission notice;
d.	failure to provide the correct form of right of rescission notice;
e.	failure to provide the three (3) business day rescission period; and
f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b.	TILA (for applicable Owner Occupied Properties)

a.	Higher-priced Mortgage Loan (§1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

c.	Business Purpose Loan Compliance Review

a.	Non-Owner Occupied Declaration Disclosure

i.	Verify reflects correct address

ii.	Verify application address is different from subject property

iii.	Verify executed by all borrowers

b.	Review Note accuracy and properly executed

c.	Review Mortgage and applicable riders for accuracy and properly executed

d.	Occupancy Letter (must state that borrower(s) will not reside in the property for more than 14 days on any calendar year, and be acknowledged by the consumer).

e.	HMDA section (Information for Government Monitoring Purposes) of the application (initial and/or final)

f.	If property is in a flood zone, Flood Notice must be provided prior to closing

g.	Right to Receive Copy of Appraisal or Appraisal Waiver Disclosure

h.	Letter of Explanation detailing the use of proceeds.

i.	Borrower's statement of purpose for the loan.

j.	State License requirements when applicable

k.	State Predatory lending and high cost when applicable

d.	Exclusions. Digital Risk reviews do not test for:
a.	Technical formatting of disclosures.
b.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
c.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
d.	Whether any fee is a “bona fide” fee for third-party services
e.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

Valuation Review

Digital Risk performed a “Valuation Review,” which included the following:

a.	Review Appraisal

b.	Digital Risk’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Digital Risk’s review will include verifying the appraisal report:

c.	On the appropriate appraisal form:

a.	All elements of appraisal are present
b.	Ensure all applicable Loan documents match appraisal information
c.	Property is acceptable collateral for Loan program
d.	Completed by an appraiser that was actively licensed to perform the valuation
e.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains evidence that Client approved use of that appraisal
f.	The original appraisal report is made and signed prior to the final approval of the closing of the loan. Any revisions, if made known to Digital Risk, to the original report are documented and dated completed and dated within the guideline’s restrictions,
g.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
h.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file, but notes a variance above 10% or an inconclusive value, Digital Risk will review third-party products in the file to ensure the correct value was applied per Client Guidelines
i.	With regard to the use of comparable properties, Digital Risk’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
j.	Other aspects of Digital Risk’s review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that if there are negative external factors, there is support in the loan file of the Client’s approval to waive the factor; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

d.	If more than one valuation was provided, Digital Risk will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Digital Risk will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Digital Risk’s review result in a variance of more than 10% then the client will be notified of such variance.

e.	Digital Risk will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Digital Risk will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were documented and that pictures were provided and were accurate.

f.	In addition, Digital Risk will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Count	Percentage
First Time Investor Indicator	1	2.27%
Prepayment Penalty Total Term	1	2.27%
Total Cash Reserves	2	4.55%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	44	$ 18,919,574.00	100.00%
Event Grade B	0	$ -	0.00%
Event Grade C	0	$ -	0.00%
Event Grade D	0	$ -	0.00%
Total Sample	44	$ 18,919,574.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	44	$ 18,919,574.00	100.00%
Event Grade B	0	$ -	0.00%
Event Grade C	0	$ -	0.00%
Event Grade D	0	$ -	0.00%
Total Sample	44	$ 18,919,574.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	44	$ 18,919,574.00	100.00%
Event Grade B	0	$ -	0.00%
Event Grade C	0	$ -	0.00%
Event Grade D	0	$ -	0.00%
Total Sample	44	$ 18,919,574.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	44	$ 18,919,574.00	100.00%
Event Grade B	0	$ -	0.00%
Event Grade C	0	$ -	0.00%
Event Grade D	0	$ -	0.00%
Total Sample	44	$ 18,919,574.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.